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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 19, 2005

                          Commonwealth Bankshares, Inc.
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             (Exact name of registrant as specified in its charter)

             Virginia                   01-17377                54-1460991
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   (State or other jurisdiction       (Commission           (I.R.S. Employer
        of incorporation)             File Number)         Identification No.)

         403 Boush Street, Norfolk, Virginia                       23510
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       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (757) 446-6900


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

Item 2.02  Results of Operations and Financial Condition.

         On October 19, 2005, Commonwealth Bankshares, Inc. issued a press release announcing record earnings for the quarter and nine months ended September 30, 2005. A copy of the Company's press release is attached as Exhibit
99.1 hereto and is herby incorporated herein by reference.

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events.

         On October 19, 2005, Commonwealth Bankshares, Inc. issued a press release announcing the declaration of a quarterly dividend payable November 30, 2005 to shareholders of record as of November 21, 2005. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is herby incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

         99.1 Press Release, dated October 19, 2005, entitled "Commonwealth Bankshares, Inc., Norfolk, VA, Announces Record Earnings for the Quarter and Nine Months Ended September 30, 2005 and Declares a 20% Increase in the Fourth Quarter Cash Dividend"

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             Commonwealth Bankshares, Inc.

Date: October 19, 2005                       By:    /s/ Cynthia A. Sabol, CPA
                                                    ----------------------------
                                             Name:  Cynthia A. Sabol, CPA
                                             Title: Executive Vice President and
                                                    Chief Financial Officer